SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 10, 2007

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

51-0484716

(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114
(216) 706-2939
(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

As previously disclosed, on August 10, 2007, Bruce Aerospace, Inc. (“Bruce Aerospace”), a Delaware corporation and a newly formed, wholly-owned subsidiary of TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), acquired certain assets from Bruce Industries, Inc., a Nevada corporation (“Bruce”), pursuant to the terms of that certain Asset Purchase Agreement, dated as of August 10, 2007, by and between Bruce and TransDigm (the “Asset Purchase”).

On September 10, 2007, in connection with the Asset Purchase and in accordance with the terms of that certain (i) Credit Agreement, dated as of June 23, 2006, among TransDigm, TD Group and the other parties named therein, as amended by that certain Amendment No. 1, Consent and Agreement, dated as of January 25, 2007 (as so amended, the “Credit Agreement”), and (ii) Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm, TD Group, Credit Suisse, as administrative agent and collateral agent, and the other parties named therein (as previously supplemented, the “Guarantee and Collateral Agreement”), Bruce Aerospace, Bruce Industries, Inc., a Colorado corporation and wholly-owned subsidiary of Bruce Aerospace (“Bruce Industries” and, together with Bruce Aerospace, the “New Subsidiaries”), and Credit Suisse entered into Supplement No. 4 to the Guarantee and Collateral Agreement (“Supplement No. 4”) and a Joinder Agreement to the Credit Agreement (the “Joinder Agreement”).

  Pursuant to the terms of Supplement No. 4, each of the New Subsidiaries agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Credit Agreement from time to time.  In addition, under the terms of Supplement No. 4, each of the New Subsidiaries pledged substantially all of its assets to secure its guaranteed obligations under the Credit Agreement.  Pursuant to the terms of the Joinder Agreement, each of the New Subsidiaries has agreed that it will deemed to be a “Loan Party” and a “Loan Guarantor” for all purposes of the Credit Agreement.

The above summary of Supplement No. 4 and the Joinder Agreement is qualified in its entirety by reference to Supplement No. 4 and the Joinder Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

10.1

Supplement No. 4, dated as of September 10, 2007, among Bruce Aerospace, Inc., Bruce Industries, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

	10.2	Joinder Agreement, dated as of September 10, 2007, between Bruce Aerospace, Inc., Bruce Industries, Inc. and Credit Suisse, as agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 11, 2007

TRANSDIGM GROUP INCORPORATED

By:	/s/ GREGORY RUFUS
Name: Gregory Rufus
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Supplement No. 4, dated as of September 10, 2007, among Bruce Aerospace, Inc., Bruce Industries, Inc. and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.2	Joinder Agreement, dated as of September 10, 2007, between Bruce Aerospace, Inc., Bruce Industries, Inc. and Credit Suisse, as agent.